Financial instruments - Risk management and fair value	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Financial instruments - Risk management and fair value
28.	Financial instruments—Risk management and fair value

In the normal course of its operations, the Company is exposed to a variety of financial risks: market risk (especially cash flow, currency, commodity prices and interest rate risk), credit risks and liquidity risk. The Company has established risk management policies to minimize potential adverse effects on the Company’s financial performance:

28.1	Fuel price risk

The Company has risks that are common in its industry, related to the price level of aircraft fuel, which can significantly affect its operations, financial position and liquidity.

In the past the Company has entered into financial derivative contracts in an effort to mitigate this risk, but with inconsistent results. The Company has not entered into new fuel hedge contracts, and has adopted a new strategy of remaining unhedged, while regularly reviewing its policies based on market conditions and others factors. As of December 31, 2018, The Company did not have any outstanding fuel hedge contracts.

The Company’s derivative in 2017 contracts did not qualify as hedges for financial reporting purposes. Accordingly, changes in fair value of such derivative contracts, which amounted to gains of in 2017 of $2.8 million and loss of $111.6 million in 2016, were recorded as a component of “Net change in fair value of derivatives” in the accompanying consolidated statement of profit or loss.

The Company’s derivative contracts matured in December 2017, the fair value of derivative was recorded in “Trade, other payables and financial liabilities” in 2017 in the consolidated statement of financial position. The Company’s purchases of jet fuel are made primarily from one supplier (see note 19).

Fuel price risk is estimated as a hypothetical 10% increase in the December 31, 2018 cost per gallon of fuel. Based on projected 2019 fuel consumption, such an increase would result in an increase to aircraft fuel expense of approximately $58.0 million in 2019 (unaudited).

28.2	Market risk

Foreign currency risk

Foreign exchange risk is originated when the Company performs transactions and maintains monetary assets and liabilities in currencies that are different from the functional currency of the Company. Assets and liabilities in foreign currency are translated using with the exchange rates at the end of the period, except for non-monetary assets and liabilities that are translated at the equivalent cost of the U.S. dollar at the acquisition date and maintained at the historical rate. The results of foreign operations are translated using the average exchange rates that were in place during the period. Gains and losses deriving from exchange rates are included within “(Loss) Gain on foreign currency fluctuations” in the consolidated statement of profit or loss.

The majority of the obligations are denominated in U.S. dollars. Since Panama uses the U.S. dollar as legal tender, the majority of the Company’s operating expenses are also denominated in U.S. dollars, approximately 44.7% of revenues and 55.3% of expenses, respectively. A significant part of our revenue is denominated in foreign currencies, including the Brazilian real, Colombian peso and Argentinian peso, which represented 22.7%, 11.3% and 7.2%, respectively (2017: 16.5%, 11.4% and 7.8% respectively).

Generally, the Company’s exposure to most of these foreign currencies, with the exception of the Venezuelan bolivar, is limited to the period of up to two weeks between the completion of a sale and the conversion to U.S. dollar.

Foreign companies operating in Venezuela, including airlines, have experienced increasing delays for approvals by the Venezuelan government to repatriate funds. To reduce the cash exposure in Venezuela, the Company processes its passenger tickets mainly in U.S. dollars, constantly monitors sales and adjusts capacity.

On July 25, 2018, the Venezuelan government published the official gazette No. 41,460 where is indicated the unit of the monetary system of the Bolivarian Republic of Venezuela has been restated. The Banco Central de Venezuela have introduced their new Bolivar Soberano since August 20, 2018. The new currency replaced the “Bolivar Fuerte”, the older currency that was being used, and consists in the elimination of five zeros from it.

The following chart summarizes the Company’s foreign currency risk exposure (assets and liabilities denominated in foreign currency) as of December 31:

	2018	2017
Assets
Cash and cash equivalents	$53,123	$25,189
Investments	2	277
Accounts receivable, net	68,171	75,769
Other assets	19,107	29,459

Total assets	$140,403	$130,694
Liabilities
Accounts payable	48,501	37,186
Taxes payable	40,243	50,922
Other liabilities	20,771	25,471

Total liabilities	$109,515	$113,579

Net position	$30,888	$17,114

From time to time the, Company enters into factoring agreements on receivables outstanding on credit card sales in certain countries.

28.3	Credit risk

Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Company is exposed to credit risk from its financing activities, including deposits with banks and investments in financial instruments and from its account receivables.

The carrying amounts of financial assets represent the maximum credit risk.

Short and long-term investments

To mitigate the credit risk arising from deposits in bank and investments in financial instruments, the Company only conducts business with financial institutions that have an investment grade above BBB-from Standard & Poor’s, with strength and liquidity indicators aligning with or above the market average.

The Company has established a policy to perform an assessment, at the end of each quarterly reporting period, of whether a financial instrument’s credit risk has increased significantly since initial recognition, by monitors changes in credit risk ratings published by Standard & Poor’s.

As the financial instruments are considered to be low risk, the impairment provision is determined at 12-month ECLs using the general approach as prescribed by IFRS 9.

The movement in the allowance for impairment for short and long-term investments at amortized cost during the year was as follows.

2018
Balance at beginning of year (under IAS 39)	$—
Adjustment on initial application of IFRS 9	(1,120)

Balance at beginning of year under IFRS 9	(1,120)

Additions	(98)

Balance at end of year	$(1,218)

Account receivables

Regarding credit risk originating from commercial accounts receivable, the Company does not consider it significant since most of the accounts receivable can be easily converted into cash, usually in periods no longer than one month. The risk is managed by each business unit subject to the Company’s established policy, procedures and control relating to customer credit risk management. Specific credit limits and payment terms have been established according to periodic analysis of the client’s payment capacity.

A considerable amount of the Company’s tickets sales are processed through major credit cards, resulting in accounts receivable that are generally short-term and usually collected before revenue is recognized. The Company considers that the credit risk associated with these accounts receivable is controllable based on the industry’s trends and strong policies and procedures established and followed by the Company.

As result of the previously explained, the Company evaluates the concentration of risk with respect to trade receivables as low.

An impairment analysis is performed at each quarterly reporting date using a provision matrix to measure expected credit losses. Loss rates are calculated using a ‘roll rate’ method based on the probability of a receivable progressing through successive stages of delinquency to write-off. To measure the ECLs, trade receivables have been grouped based on shared credit risk characteristics and the day past due.

Loss rates are based on actual credit loss experience over the last 12 months and adjusted for forward-looking factors specific to the debtors and the economic environment over the expected life of the receivables.

The Company evaluates the concentration of risk with respect to trade receivables as low, as its customers are located in several jurisdictions and operate in largely independent markets.

Set out below is the information about the credit risk exposure on the Company’s trade receivables using a provision matrix at December 31, 2018:

	Account receivables
		Days past due
	Total	Current	<30	30-60	60-90	>90
Expected credit loss rate		0.1%	16.8%	26.8%	48.1%	59.8%
Gross carrying amount	$122,288	$112,394	$1,799	$533	$312	$7,250
Expected credit loss	$5,057	$124	$303	$143	$150	$4,337

The information as of December 31, 2017 under IAS 39 is as follows:

2017
Neither past due nor impaired	$115,685
Past due 1 to 30 days	1,286
Past due 31 to 60 days	617
More than 60 days	497

118,085
Impaired	3,673

Total accounts receivable	$121,758

28.4	Interest rate and cash flow risk

The income and operating cash flows of the Company are substantially independent of changes in interest rates, because the Company does not have significant assets that generate interest except for surplus cash and cash equivalents and short and long-term investments.

Interest rate risk is originates mainly from long-term debt related to aircraft financing. These long-term lease payments at variable interest rates expose the Company to cash flow risk. The Company mitigates this risk by entering into fixed rate financing agreements in at least half of its outstanding debt.

As of December 31, 2018 and 2017, fixed interest rates range from 1.58% to 4.90%, and the main floating rate is LIBOR.

The Company’s earnings are affected by changes in interest rates due to the impact of those changes on interest expenses from variable-rate debt instruments and operating leases, and on interest income generated from cash and investment balances. If the interest rate average is 10% more in 2019 than in 2018, the interest expense would increase by approximately $1.4 million and the fair value of the debt would decrease by approximately $10.2 million. If interest rates average 10% less in 2019 than in 2018, the interest income from marketable securities would decrease by approximately $1.4 million and the fair value of the debt would increase by approximately $10.2 million. These amounts are determined by considering the impact of the hypothetical interest rates on the variable-rate debt and marketable securities equivalent balances at December 31, 2018.

28.5	Liquidity risk

The Company’s policy requires having sufficient cash to fulfill its obligations. The Company maintains sufficient cash on hand and in banks or cash equivalents that are highly liquid. The Company also has credit lines in financial institutions that allow it to withstand potential cash shortages to fulfill its short-term commitments (see note 27).

The table below summarizes the Company’s financial liabilities according to their maturity date. The amounts in the table are the contractual undiscounted cash flows. Balances due within twelve months equal their carrying balances as the impact of discounting is not significant.

December 31, 2018

	Note	Carrying amount	Contractual cash flow	Less than twelve months	Between 1 and 4 years	More than 4 years
Non-derivative financial liabilities
Debt	18	$1,287,248	$1,465,223	$348,654	$529,624	$586,945
Account payable	19	124,962	124,962	124,962	—	—
Account payable to related parties	19	15,464	15,464	15,464	—	—

		$1,427,674	$1,605,649	$489,080	$529,624	$586,945

December 31, 2017

	Note	Carrying amount	Contractual cash flow	Less than twelve months	Between 1 and 4 years	More than 4 years
Non-derivative financial liabilities
Debt	18	$1,174,581	$1,313,191	$329,284	$549,726	$434,181
Account payable	19	116,554	116,554	116,554	—	—
Account payable to related parties	19	12,880	12,880	12,880	—	—

		$1,304,015	$1,442,625	$458,718	$549,726	$434,181

28.6	Equity risk management

The Company’s objectives when managing equity are to safeguard the Company’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal equity structure to reduce the cost of capital.

Consistent with others in the industry, the Company monitors equity on the basis of the gearing ratio. This ratio is calculated as net debt divided by total equity. Net debt is calculated as total borrowings (including current and non-current borrowings as shown in the consolidated statement of financial position), less cash and cash equivalents and short-term investments. Total capitalization is calculated as equity as shown in the consolidated statement of financial position plus net debt.

The Company’s gearing ratio (unaudited) is a follows:

	2018	2017
Total debt (note 18)	$1,287,248	$1,174,581
Less: non-restricted cash and cash equivalents and short-term investments	(722,358)	(943,900)

Net debt	564,890	230,681
Total equity	1,840,679	1,895,126

Total capitalization	2,405,569	2,125,807

Gearing ratio	23.5%	10.9%

28.7	Fair value measurement

The following table shows the carrying amount and fair values of financial assets and financial liabilities as of December 31:

		Carrying amount		Fair Value
	Note	2018	2017	2018	2017
Financial assets
Cash and cash equivalents	8	$156,158	$238,792	$156,158	$238,792
Short-term investments	9	566,200	705,108	566,200	705,108
Account receivable	10	117,231	118,085	117,231	118,085
Long-term investments	9	138,846	65,953	138,349	65,953
Financial liabilities
Debt	18	1,287,248	1,174,581	1,147,248	1,053,070
Account payable	19	140,426	129,434	140,426	129,434

The fair value of the financial assets and liabilities is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

The following methods and assumptions were used to estimate the fair values:

•	Cash and cash equivalents, short-term investments approximate their carrying amounts largely due to the short-term maturities of these instruments.

•	Long-term investments in bonds are based on published price quotations in an active market at the reporting date.

•

Accounts receivable are evaluated by the Company based on parameters such as interest rates, and risk characteristics. Based on this evaluation, allowances are taken into account for the expected losses of these receivables.

•	Debt obligations, financial assets, and financial liabilities are estimated by discounting future cash flows using the Company’s current incremental borrowing for a similar liability.